UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 29, 2007

                             TRIARC COMPANIES, Inc.
             (Exact name of registrant as specified in its charter)

 Delaware                         1-2207                     38-0471180
 (State or other jurisdiction     (Commission File Number)   (IRS Employer
  of incorporation)                                          Identification No.)


             280 Park Avenue
              New York, NY                                   10017
  (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 451-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

     On March 29, 2007, Triarc Companies, Inc. (the "Company") announced that the trustee under the Indenture (the "Indenture") governing the Company's 5% Convertible Notes due 2023 (the "Notes") has determined that holders of the Notes are entitled to convert their Notes during the upcoming fiscal quarter ending on July 1, 2007, in accordance with the terms and conditions of the Indenture. Any determination regarding the right to convert the Notes during any subsequent fiscal quarter will be made in accordance with the terms of the Indenture. A copy of the Company's March 29, 2007 press release making this announcement and a copy of the Notice of the Right to Convert delivered to the holders of the Notes are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01.    Financial Statements and Exhibits

(d)   Exhibits

99.1  Press Release, dated March 29, 2007.

99.2  Notice of Right to Convert, dated March 29, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 29, 2007

                                          TRIARC COMPANIES, INC.



                                          By: /S/STUART I. ROSEN
                                              -----------------------------
                                              Name:  Stuart I. Rosen
                                              Title: Senior Vice President
                                                     and Secretary

                                  EXHIBIT INDEX

Exhibit
Number        Description of Document
-------       -----------------------

99.1           Press Release, dated March 29, 2007

99.2           Notice of Right to Convert, dated March 29, 2007